                                                                   EXHIBIT 10.20


                                PROMISSORY NOTE

$65,000,000                                                      August 31, 1995

        CMS NOMECO Oil & Gas Co., formerly known as NOMECO Oil & Gas Co., a corporation duly organized and existing in good standing under the laws of the State of Michigan (the "Borrower"), for value received, hereby promises to pay to the order of CMS Enterprises Company, a Michigan corporation (the "Lender"), the principal sum of Sixty Five Million Dollars ($65,000,000) or, if less, the aggregate unpaid principal amount of all loans made by the Lender to the Borrower and endorsed by the Lender on Schedule A hereto (the "Schedule") on November 1, 1999.

        The Borrower promises to pay interest on the unpaid principal balance of each loan hereunder from and including the date of such loan to the maturity date of such loan (as shown on the Schedule) at a rate per annum equal to the average cost of debt of CMS Energy Corporation (on an unconsolidated basis) for the most recent quarter (the "Borrowing Rate"), payable quarterly in arrears and on such maturity date. Any principal not paid when due shall bear interest from maturity until paid in full, payable upon demand, at a rate per annum equal to 120% of the Borrowing Rate. Interest shall be calculated on the basis of a year of 360 days and actual days elapsed.

        All payments hereunder shall be made in lawful money of the United States and in immediately available funds. Any extension of time for the payment of the principal of this note resulting from the due date falling on a Saturday, Sunday or legal holiday shall be included in computation of interest.

        If (i) any sum payable on any liability of the Borrower to the Lender hereunder shall not be paid when due and such default shall continue for 30 consecutive days; or (ii) the Borrower shall default on any obligation for repayment of borrowed money and the holder of such borrowed money shall accelerate the due date thereof, the Lender may, at its option, declare the principal and interest on this note immediately due and payable, without protest, presentment, notice or demand, all of which the Borrower hereby waives. Notwithstanding the above, the Lender may terminate the unused portion of this facility in whole or in part by giving the Borrower thirty days advance written notice thereof.

        The Borrower agrees to pay on demand all expenses, including reasonable attorneys' fees, the Lender may incur in connection with the enforcement of this note.

        The indebtedness evidenced by this note (including the obligations described in the preceding paragraph) and any renewals or extension hereof, shall at all times be wholly subordinate and junior in right of payment to any and all present and future indebtedness, obligations and liabilities of the Borrower pursuant to the Amended and Restated Credit

                                     -1-
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Agreement dated as of November 1, 1993 among the Borrower, the banks now or hereafter parties thereto and NBD Bank, N.A., as agent, as such Amended and Restated Credit Agreement is amended, modified, restated or refinanced from time to time and all renewals or increases therein and further including without limitation all reimbursement obligations pursuant to any letters of credit issued pursuant thereto and all obligations pursuant to any promissory notes issued pursuant thereto, all amounts accruing after the filing of any petition in bankruptcy or similar loss, whether or not such amount is an allowable claim, all guarantees, all guarantees for any of the foregoing and all rights and remedies of the holders of any of the foregoing (herein called "Superior Indebtedness"), in the manner and with the force and effect hereafter set forth:

        (1) In the event of any liquidation, dissolution, or winding up of the Borrower, or of any execution receivership, insolvency, bankruptcy, liquidation, reorganization or other similar proceeding relative to the Borrower or its property, all Superior Indebtedness shall first be paid in full in cash or cash equivalents before any payment is made upon the indebtedness evidenced by this note; and in any such event any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities, including equity securities, or other evidences of indebtedness, the payment of which is subordinated to the payment of all Superior Indebtedness which may at the time be outstanding in the same manner as the subordinated notes are subordinated to the Superior Indebtedness, but only to the extent that the court awarding or permitting the distribution of such securities states that in doing so it is giving effect to the subordination of this note to the Superior Indebtedness set forth herein) which shall be made upon or in respect of this note shall be paid over the holders of such Superior Indebtedness, pro rata, for application in payment thereof unless and until such Superior Indebtedness shall have been paid or satisfied in full;

        (2) In the event that this note is declared or becomes due and payable because of the occurrence of any event of default hereunder or otherwise than at the option of the Borrower, under circumstances when the foregoing clause (1) shall not be applicable, the Lender shall be entitled to payments only after there shall first have been paid in full in cash or cash equivalents all Superior Indebtedness outstanding at the time this note so becomes due and payable because of any such event, or payment shall have been provided for in a manner satisfactory to the holders of such Superior Indebtedness; and

        (3) During the continuance of any default with respect to any Superior Indebtedness permitting the holders thereof to accelerate the maturity of such Superior Indebtedness, no payment of principal, premium or interest or other amount shall be made on this note, if either (i) notice of such default in writing or by telegram has been given to the Borrower by the holders of a majority in aggregate principal amount of the outstanding Superior Indebtedness in default, provided that judicial proceedings shall be commenced with respect to such default (x) within one hundred twenty (120) days thereafter in the case such default relates to the non-payment of principal, interest or premium on such Superior Indebtedness or (y) within 90 days after the giving of such notice in the case

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        of any other event or condition causing such default, or (ii)
        judicial proceedings shall be pending in respect of such default. The holders of Superior Indebtedness shall not be entitled to give notice pursuant to this clause (3) more than once with respect to any default which was specified in such a notice and which has continued without interruption since the date such notice was given, nor shall such holders be entitled to give a separate notice with respect to any default not so specified which (to the knowledge of any holder giving such notice) was existing on the date notice shall have been given pursuant to this clause (3) and which has continued without interruption from the date such notice was given. Upon receipt of any notice from such holders of Superior Indebtedness pursuant to this clause (3), the Borrower shall forthwith send a copy thereof to the Lender.

        In the event that, notwithstanding the foregoing, any payment or distribution of assets or securities of the Borrower of any kind or character, whether in cash, property or securities, shall be received by any trustee, agent or paying agent or the holders of this note (or, if the borrower of any subsidiary or affiliate of the Borrower is acting as paying agent, money, assets or securities shall be segregated or held in trust) on account of principal of, premium on, interest on or other amounts with respect to this note contrary to the terms hereof, such payment or distribution shall be received, segregated from other funds, and held in trust by such trustee, agent, paying agent or holder for the benefit of, and shall immediately be paid over to, the holders of Superior Indebtedness or their representative, ratably according to the respective amounts of Superior Indebtedness held or represented by each.

        The Lender undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to this note and to effectuate the full benefit of the subordination contained herein; and upon failure of the Lender so to do, any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Lender to execute, verify, deliver and file any such proofs of claim.

        No right of any holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Borrower or the holders of Superior Indebtedness, or by any noncompliance by the Borrower with any of the terms, provisions and covenants of this note or the agreement under which they are issued, regardless of any knowledge thereof that any holder of Superior Indebtedness may have or be otherwise charged with.

        The Borrower agrees, for the benefit of the holders of Superior Indebtedness, that in the event that this note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder,
(i) the Borrower will give prompt notice in writing of such happening to the holders of Superior Indebtedness and (ii) all Superior Indebtedness shall forthwith become immediately due and payable upon demand. regardless of the expressed maturity thereof.

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        The Borrower may make optional prepayments on this note at  any time, provided that no event of default under the Superior Indebtedness and no event which may become such an event of default with notice or lapse of time, or both, has occurred and is continuing at the time of such payment or would be caused by such payment, in which case the Borrower not make, and the holder of this note shall not accept, any such optional prepayment.

        The foregoing provisions are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand, and the Lender on the other hand, and nothing herein shall impair, as between the Borrower and the Lender, the obligation of the Borrower which is unconditional and absolute, to pay the principal, premium, if any, and interest on this note in accordance with its terms, nor shall anything herein prevent the Lender from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of the holders of Superior Indebtedness as herein provided for.

        This note is subject to further terms and conditions specified in Subordination Agreement executed among the Lender and the current holders of the Superior Indebtedness.

        This note shall be governed by, and interpreted and construed in accordance with, the laws of the State of Michigan.

                                    CMS NOMECO OIL & GAS CO.

                                    BY:  /s/ Paul E. Geiger
                                         ----------------------
                                         Paul E. Geiger

                                    ITS: Vice President, Secretary and Treasurer

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                                                      Schedule A
                                         to $65,000,000 CMS NOMECO Oil & Gas Co.
                                           Promissory Note dated August 31, 1995




                       ADVANCES AND PAYMENTS OF PRINCIPAL


                                           Amount of
                                           Principal            Unpaid
                        Amount of           Paid or            Principal                           Interest     Notation
  Date                   Advance            Prepaid             Balance        Maturity Date         Rate        Made By
---------------       ------------        -----------         -----------      ----------------    ---------    ---------
August 31, 1995       $61,340,000                             $61,340,000      November 1, 1999
